UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2017

                          MASCOTA RESOURCES CORPORATION
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                                                 36-4752858
   -------------------------      -------------------        -----------------
 (State or other jurisdiction    (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)

                               24909 232nd Ave. SE
                             Black Diamond, WA 98010
             ------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (206) 818-4799

                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


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

Item 1.01.  Entry into a Material Definitive Agreement

     On November 20, 2017 the Company acquired all of the outstanding shares of Great Northern Properties, Inc. ("GNP") in consideration for 250,000 shares of the Company's restricted common stock, as well as promissory notes in the principal amount of $50,000.

     As of November 20, 2017 GNP's only asset was a parcel of undeveloped land in Anchorage, Alaska. The Company's plans for this property are to build a triplex with 3 rental units, each of which will consist of approximately 1200 sq. ft.

     The promissory notes bear interest at 6% per year and are due and payable on:

     o    November 20, 2022; or

     o    the sale of the property in Anchorage, Alaska,

     whichever is the first to occur.

 Item 2.01. Completion of Acquisition or Deposition of Assets.

     See Item 1.01 of this report.

Item 3.02.  Unregistered Sales of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 with respect to the issuance of the securities described in Item 1.01 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.








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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 20, 2017            MASCOTA RESOURCES CORPORATION



                                    By:  /s/ Dale Rasmussen
                                         -----------------------------------
                                         Dale Rasmussen, Principal Executive
                                         and Financial Officer